                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                 SEPTEMBER 1994
                            PAYMENT OCTOBER 17, 1994
               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES


                                      CUSIP#              393534AB8
                                      Trust Account #     33-31958-0
                                      Distribution Date:  October 17, 1994

SECURITIZED NET INTEREST MARGIN
- -------------------------------                               PER $1,000
CERTIFICATES                                                   ORIGINAL
- ------------                                                  ----------

1.   Amount Available                          2,701,440.60

Interest

2.   Aggregate Interest                          571,888.96    6.18927443

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest

5.   Monthly Interest                            571,888.96

Principal

6.   Current month's principal
     distribution                              2,129,551.64    23.0470957

7.   Remaining outstanding principal
     balance                                  85,292,964.20    923.084028
     Pool Factor                                  .92308403

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date             123,616,721.00

9.   Aggregate principal balance of
     loans refinanced by Green Tree
     Financial Corp.                                   0.00

11.  Weighted average CPR                             4.81%

12.  Weighted average CDR                             0.12%

13.  Annualized net loss percentage                   0.04%

14.  Delinquency    30-59 day                         0.52%
                    60-89 day                         0.15%
                    90+ day                           0.10%
                    Total 30+                         0.77%

                           GREEN TREE FINANCIAL CORP.
                           NET INTEREST MARGIN TRUST
                                 SEPTEMBER 1994
                            PAYMENT OCTOBER 17, 1994

                                   Fee Assets
                   ---------------------------------------------
                    Guarantee           Inside       Fee Asset
                      Fees               Refi          Total
                   ------------         ------      ------------
GTFC 1994-1        1,007,455.58            .00      1,007,455.58
GTFC 1994-2
GTFC 1994-3
GTFC 1994-4
                   ------------         ------      ------------
                   1,007,455.58            .00      1,007,455.58


Total amount of Guarantee Fees and Inside
  Refinance Payments                                          1,007,455.58

Payment on Finance 1 Note                                     1,007,455.58

Allocable to Interest (current)                                 210,001.34

Allocable to accrued but unpaid Interest

Accrued and unpaid Trustee Fees

Allocable to Principal                                          797,454.24

Finance 1 Note Principal Balance                             31,304,661.94

                           GREEN TREE FINANCIAL CORP.
                           NET INTEREST MARGIN TRUST
                                 SEPTEMBER 1994
                            PAYMENT OCTOBER 17, 1994

                                              Inside
                               Residual        Refi         Total
                             ------------  ------------  ------------

GTFC 1994-1                           .00           .00           .00
GTFC 1994-2                    655,303.55           .00    655,303.55
GTFC 1994-3                    368,433.06           .00    368,433.06
GTFC 1994-4                    670,248.41            .0    670,248.41
                             ------------  ------------  ------------

                             1,693,985.02           .00  1,693,985.02

Total Residual and Insige
 Refinance Payments                                      1,693,985.02